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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): January 11, 2001



              -----------------------------------------------------

                              AOL TIME WARNER INC.

              -----------------------------------------------------

             (Exact name of registrant as specified in its charter)


           DELAWARE                         333-30184                          13-4099534
                                            333-52894
(State or Other Jurisdiction of       (Commission File Number)      (IRS Employer Identification No.)
        Incorporation)


                       75 ROCKEFELLER PLAZA                              10019
                        NEW YORK, NEW YORK                             (Zip Code)
             (Address of principal executive offices)


                                 (212) 484-8000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                                                                               2


Item 2.  Acquisition or Disposition of Assets.

         Effective January 11, 2001, pursuant to the Second Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 10, 2000, among AOL Time Warner Inc. ("AOL Time Warner"), America Online, Inc. ("America Online"), Time Warner Inc. ("Time Warner") and two acquisition subsidiaries of AOL Time Warner, America Online and Time Warner combined their businesses by merging with acquisition subsidiaries of AOL Time Warner (the Merger"). America Online common stockholders received one share of AOL Time Warner common stock for each share they owned and Time Warner common stockholders received 1.5 shares of AOL Time Warner common stock for each share they owned. Time Warner series LMCN-V common stockholders received 1.5 shares of substantially identical AOL Time Warner series LMCN-V common stock for each share they owned.

         The issuance of AOL Time Warner common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to AOL Time Warner's registration statement on Form S-4 (File No. 333-30184) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on May 19, 2000, and the Registration Statement on Form S-4MEF (File No. 333-52894) filed with the SEC pursuant to Rule 462(b) and declared effective on December 28, 2000. The Joint Proxy Statement--Prospectus of America Online and Time Warner included in the Registration Statement contains additional information about this transaction. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934 (the "Exchange Act"), the AOL Time Warner common stock is deemed to be registered under Section 12(b) of the Exchange Act. The AOL Time Warner common stock has been approved for listing on the New York Stock Exchange and will trade under the ticker symbol "AOL". The description of AOL Time Warner common stock contained under the caption "Description of AOL Time Warner Capital Stock" in the Joint Proxy Statement-- Prospectus is incorporated by reference herein.

         America Online's common stock and Time Warner's common stock were both registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Each of America Online and Time Warner is delisting its common stock from the New York Stock Exchange and filing a Form 15 with the SEC to terminate the registration under the Exchange Act of its common stock.

         AOL Time Warner's fiscal year will end on the 31st day of December in each year.

Item 5.  Other Events.

Regulatory Approvals

         America Online and Time Warner issued a joint press release on December 14, 2000, announcing that the Federal Trade Commission (the "FTC") had approved the Agreement Containing Consent Orders, including the Decision and Order, and the Order to Hold Separate (collectively the "FTC Consent Decree") among
America Online, Time Warner and the FTC.





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                                                                               3

         On January 11, 2001, the Federal Communications Commission (the "FCC") announced that it had approved the transfer of certain FCC licenses, subject to certain conditions relating to operating certain businesses of AOL Time Warner.

         The FTC's approval of the FTC Consent Decree and the FCC's approval of the license transfers satisfy certain conditions to the obligations of America Online and Time Warner to consummate the Merger.


Guarantees of the Public Debt of the AOL Time Warner Group.

         In connection with the Merger, and in order to simplify the credit structure of AOL Time Warner, America Online, Time Warner, Time Warner Companies, Inc. ("TWC") and Turner Broadcasting System, Inc. ("TBS") such that the financial risks associated with investing in the indebtedness of any one of the five companies are substantially equivalent to those associated with investing in the indebtedness of any of the other companies, AOL Time Warner, America Online, Time Warner, TWC and TBS have entered into a series of reciprocal guarantees.

         America Online has entered into supplemental indentures that fully, irrevocably and unconditionally guarantee, such guarantee being referred to herein as the "America Online Cross Guarantees", the obligations of Time Warner with respect to its publicly held debt securities and its guarantees of the publicly held debt securities of TWC and TBS. Time Warner has entered into supplemental indentures that fully, irrevocably and unconditionally guarantee, such guarantee being referred to herein as the "Time Warner Cross Guarantees", the obligations of America Online with respect to its publicly held debt securities. TWC and TBS have each entered into supplemental indentures that fully, irrevocably and unconditionally guarantee the obligations of Time Warner with respect to the Time Warner Cross Guarantees. AOL Time Warner has entered into supplemental indentures to fully, irrevocably and unconditionally guarantee the obligations of America Online and Time Warner with respect to their publicly held debt securities and their guarantees of each other's publicly held debt securities and the publicly held debt securities of TWC and TBS, including the America Online Cross Guarantees and the Time Warner Cross Guarantees.

Procedure for Submitting Stockholder Proposals.

         AOL Time Warner's by-laws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of AOL Time Warner not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and the notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. For purposes of AOL Time Warner's 2001 annual meeting, the anniversary date will be deemed to be May 18, 2001. Therefore, to be presented at AOL Time Warner's 2001 Annual Meeting, such a proposal must be received by AOL Time Warner after January 18, 2001 but no later than February 17, 2001. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice





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                                                                               4

must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified
AOL Time Warner of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, AOL Time Warner need not present the proposal for a vote at such meeting.

         All notices of proposals by stockholders, whether or not to be included in AOL Time Warner's proxy materials, should be sent to the attention of the Secretary of AOL Time Warner at 75 Rockefeller Plaza, New York, New York 10019.

Item 7.  Financial Statements and Exhibits.

         (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

             (i) The Consolidated Financial Statements of Time Warner as of December 31, 1999 and 1998, and for the each of the three years ended December 31, 1999, 1998 and 1997, are incorporated by reference herein.

             (ii) The Unaudited Consolidated Financial Statements of Time Warner as of September 30, 2000, and for each of the nine months ended September 30, 2000 and 1999, are incorporated by reference herein.

         (B) PRO FORMA FINANCIAL INFORMATION.

                      Pro forma financial information will be filed by amendment to this Current Report.

         (C) EXHIBITS.

                  Exhibit 2.1 Second Amended and Restated Agreement and Plan of Merger (incorporated by reference to Annex A to the Joint Proxy Statement -- Prospectus in
                                 Part I of Amendment No. 1 to AOL Time Warner's Registration Statement on Form S-4 filed on March 24, 2000 (File No. 333-30184)).

                  Exhibit 3.1 Restated Certificate of Incorporation of AOL Time Warner.

                  Exhibit 3.2 Certificate of Designation of Series LMC Common Stock of AOL Time Warner.

                  Exhibit 3.3 Certificate of Designation of Series LMCN-V Common Stock of AOL Time Warner.

                  Exhibit 3.4    By-laws of AOL Time Warner.

                  Exhibit 23.1   Consent of Ernst & Young LLP.




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                                                                               5

                  Exhibit 99.1 Financial Statements of Time Warner (incorporated by reference to Time Warner's Annual Report on Form 10-K for the year ended December 31, 1999, as amended, and to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-12259)).

                  Exhibit 99.2 Agreement Containing Consent Orders, including the Decision and Order, with the Federal Trade Commission.

                  Exhibit 99.3 Order to Hold Separate issued by the Federal Trade Commission dated December 14, 2000.

                  Exhibit 99.4 Public Notice issued by the Federal Communications Commission dated January 11, 2001.











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                                                                               6

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AOL TIME WARNER INC.



                                           By     /s/ Paul T. Cappuccio
                                               -----------------------------
                                           Name:  Paul T. Cappuccio
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Date: January 11, 2001




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                                                                              7
                                  EXHIBIT INDEX


Exhibit No.                      Description
----------                       -----------

Exhibit 2.1    Second Amended and Restated Agreement and Plan of Merger
               (incorporated by reference to Annex A to the Joint Proxy
               Statement -- Prospectus in Part I of Amendment No. 1 to
               AOL Time Warner's Registration Statement on Form S-4 filed on
               March 24, 2000 (File No. 333-30184)).

Exhibit 3.1    Restated Certificate of Incorporation of AOL Time Warner.

Exhibit 3.2    Certificate of Designation of Series LMC Common Stock of AOL Time
               Warner.

Exhibit 3.3    Certificate of Designation of Series LMCN-V Common Stock of AOL
               Time Warner.

Exhibit 3.4    By-laws of AOL Time Warner.

Exhibit 23.1   Consent of Ernst & Young LLP.

Exhibit 99.1 Financial Statements of Time Warner (incorporated by reference to Time Warner's Annual Report on Form 10-K for the year ended
               December 31, 1999, as amended, and to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000
               (File No. 1-12259)).

Exhibit 99.2 Agreement Containing Consent Orders, including the Decision and Order, with the Federal Trade Commission.

Exhibit 99.3 Order to Hold Separate issued by the Federal Trade Commission dated December 14, 2000.

Exhibit 99.4 Public Notice issued by the Federal Communications Commission dated January 11, 2001.



                          STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................'SS'